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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 14, 2003
(Date of Report (Date of Earliest Event Reported))

iSTAR FINANCIAL INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-15371 (Commission File Number)	95-6881527 (IRS Employer Identification Number)

1114 Avenue of the Americas, 27th Floor New York, New York (Address of Principal Executive Offices)	10036 (Zip Code)

(212) 930-9400
(Registrant's Telephone Number, Including Area Code)

ITEM 7. EXHIBITS

  99.1
  Certifications of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002.

ITEM 9. REGULATION FD DISCLOSURE

        The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 filed by iStar Financial Inc. on May 14, 2003 was accompanied by certifications of iStar Financial's Chief Executive Officer and its Chief Financial Officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002. Copies of the certifications are furnished as Exhibit 99.1 to this report.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC.

Date: May 14, 2003	By:	/s/ JAY SUGARMAN Jay Sugarman Chairman and Chief Executive Officer

Date: May 14, 2003	By:	/s/ CATHERINE D. RICE Catherine D. Rice Chief Financial Officer

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  ITEM 7. EXHIBITS
  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES